Segment information	12 Months Ended
Sep. 30, 2025
Segment Reporting [Abstract]
Segment information

18. Segment information

The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources and assessing performance.

Although the CODM reviews results analyzed by the type of services the Company provides, this analysis is only presented at the revenue level with no allocation of direct and indirect costs. The Company carries out all its business activities and operations in Macau. All transactions are concluded and completed in Macau with similar terms and conditions. Internally, the Company reports costs and expenses at a consolidated level for management decision-making and assessment. Based on management’s assessment, the Company determines that it has only one operating segment and therefore one reportable segment as defined by ASC 280. Furthermore, since all the Company’s revenue is derived in the Macau and PRC with all operations being carried out in Macau, no geographical segment is presented. The Company concludes that it has only one reportable segment.

The CODM of the Company primarily utilizes the net income to monitor budget-to-actual performance and to assess the adequacy of capital resources for marketing and development. The following table presents the significant revenue and expense categories in the Company’s single operating segment:

	For the Years Ended September 30,
	2025	2024	2023
Revenue	$3,163,432	$2,030,855	$863,228
Expenses	(1,872,963)	(1,049,989)	(394,878)
Income tax expenses	(289,134)	(182,150)	(48,792)
Net profit of single operating segment	$1,001,335	$798,716	$419,558

Zenta Group Company Limited

Notes to Consolidated Financial Statements

For the Years Ended September 30, 2025 and 2024